QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2004

United Industries Corporation
(Exact name of registrant as specified in its charter)

333-76055
(Commission File Number)

Delaware (State or other jurisdiction of incorporation or organization)	43-1025604 (I.R.S. Employer Identification No.)

2150 Schuetz Road
St. Louis, Missouri 63146
(Address of principal executive offices, with zip code)

(314) 427-0780
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On May 13, 2004, United Industries Corporation issued a press release announcing its earnings for the first quarter ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United Industries Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INDUSTRIES CORPORATION Registrant
Dated: May 14, 2004	By:	/s/ DANIEL J. JOHNSTON Name: Daniel J. Johnston Title: Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)

QuickLinks

  Item 12. Results of Operations and Financial Condition.
SIGNATURES